TherapeuticsMD, Inc.8-K

Exhibit 99.1

TXMD Overview November 2017 THER - 0086 11/17

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as Current Reports on Form 8 - K, and include the following : our ability to resolve the deficiencies identified by the FDA in our new drug application for our TX - 004 HR product candidate and the time frame associated with such resolution ; whether the FDA will agree with our proposal to resubmit an amended NDA for our TX - 004 HR product candidate ; whether we will be able to prepare an amended NDA for our TX - 004 HR product candidate and, if prepared, whether the FDA will accept and approve the NDA ; our ability to maintain or increase sales of our products ; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefor ; whether we will be able to prepare an NDA for our TX - 001 HR product candidate and, if prepared, whether the FDA will accept and approve the NDA ; the length, cost and uncertain results of our clinical trials ; the potential of adverse side effects or other safety risks that could preclude the approval of our hormone therapy drug candidates ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability and other lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock and the concentration of power in our stock ownership . TX - 004 HR, TX - 001 HR, TX - 005 HR, and TX - 006 HR are investigational drugs and are not approved by the FDA . This non - promotional presentation is intended for investor audiences only . PDF copies of press releases and financial tables can be viewed and downloaded at our website : www.therapeuticsmd.com / pressreleases.aspx .

3 (TXMD) Innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles Drug candidate portfolio is built on SYMBODA ™ technology for the solubilization of bio - identical female hormones

# Two Late Stage Women's Health Assets With Large Total Addressable Market Opportunities

| | TX-004HR | TX-001HR |
|---|---|---|
| Proposed Indication | Moderate to severe dyspareunia, a symptom of VVA, due to menopause | Moderate to severe hot flashes due to menopause |
| Condition Description | VVA due to Menopause | Menopause |
| Active Ingredients | Bio-Identical 17 β-Estradiol | Bio-Identical 17 β-Estradiol + Bio-Identical Progesterone |
| Form | Vaginal softgel capsule | Oral softgel capsule |
| Key Value Proposition | Easy to use, negligible systemic exposure, designed to support long-term use | Potential first and only bio-identical FDA-approved combination product |
| Affected US Population | 32 million women[1,2] | 36 million women[3] |
| US TAM Opportunity | >$20B[5] | >$25B[4,5] |
| Status | Complete Response Letter: May 5, 2017<br>FDA agreed to resubmission: Nov. 3, 2017 | Positive Phase 3 topline data<br>NDA submission expected 4Q17 |

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171.
3) Derived from U.S. Census data
4) Based on pre-WHI annual scripts of FDA-approved HT products
5) Based on market pricing of current FDA-approved HT products

TherapeuticsMD®
*For Her. For Life.*

4

5 Significant Catalysts Within Next 12 Months December 2017 Planned NDA submission for TX - 001HR November 3, 2017 Face to face meeting with the FDA; agreed to the resubmission of the NDA for TX - 004HR December 2017 Potential acceptance of the NDA for TX - 004HR January 2018 Potential approval of the NDA for TX - 004HR* February/March 2018 Receipt of 74 Day Letter acknowledging acceptance of the NDA for TX - 001HR** Late 2Q18/Early 3Q18 Potential launch of TX - 004HR* October 2018 Potential approval of the NDA for TX - 001HR** *Assumes November resubmission and Class 1 resubmission designation by the FDA **Assumes December 2017 NDA submission and 10 - month 505(b)(2) review timeline TX - 004HR TX - 001HR

# Complete Financing Strategy In Place

**Phase 1**
**Equity Financing**

- $68.6M equity offering, closed on September 28th
- Secures near term financing needs for TX-004HR launch, if approved
- Strengthens Phase 2 debt financing negotiating position

**Phase 2**
**Term Loan Debt Financing**

- Targeting commitments of $150M in debt financing in 4Q17
- Anticipate first draw of debt financing following approval of TX-004HR or TX-001HR
- Secures medium term financing needs for TX-004HR and TX-001HR launches, if approved

**Phase 3**
**Partnership Opportunities**

- Potential for upfront payments and royalty revenue streams to further support additional product opportunities

**Phase 1 and Phase 2 provide potential access to ~$300M of capital to support commercialization of TX-004HR and TX-001HR***

*Includes cash and cash equivalents on hand

TherapeuticsMD®
*For Her. For Life.*

6

# Seasoned Management Team with a Proven Track Record of Commercial Execution


Tommy Thompson
Chairman of the Board

- Former U.S. Secretary of Health and Human Services (2001-2005)
- Holds multiple board memberships, including Centene and United Therapeutics
- 40-year public health career


Angus Russell
Board Member

- Former Chief Executive Officer and Chief Financial Officer of Shire PLC
- Former Vice President of Corporate Finance at AstraZeneca
- Holds multiple board memberships, including Chairman of Revance Therapeutics


J. Martin Carroll
Board Member

- Former President and Chief Executive Officer of Boehringer Ingelheim (U.S.)
- Former EVP of Customer Marketing and Sales of U.S. Human Health at Merck
- Holds multiple board memberships, including Catalent


Robert Finizio
CEO, Co-Founder, and Director

- Co-founded vitaMedMD in 2008
- Co-founded CareFusion (Sold to Cardinal Health in 2006)
- 22 years of experience in early stage healthcare company development


Brian Bernick, MD
Chief Clinical Officer, Co-Founder

- Co-founded vitaMedMD in 2008
- 25 years of experience in healthcare/women's health
- Past OBGYN Department Chair - Boca Raton Regional Hospital
- Past ACOG Committee Member
- OBGYN - trained University of Pennsylvania


Sebastian Mirkin, M.D.
Chief Medical Officer

- Former Clinical Lead of Women's Health at Pfizer
- 15+ years of experience developing women's health products
- Reproductive endocrinologist & infertility specialist


John Milligan
President

- Co-founded CareFusion
- Held executive sales and operation management positions at McKesson, Cardinal and Omnicell
- 20+ years of operations experience


Dan Cartwright
Chief Financial Officer

- Former CFO of American Wireless, Telegeography, and WEB Corp
- Participated in American Wireless/Arush Entertainment merger
- Former KPMG and PricewaterhouseCoopers accountant


Dawn Halkuff
Chief Commercial Officer

- 20+ years of commercial and marketing experience
- SVP of the Pfizer Consumer Healthcare Wellness Organization
- Commercial lead for sales and marketing of the Pfizer Women's Health Division
- Head of Global Innovation at Weight Watchers International


Jason Spitz
VP, Marketing

- 25+ years of pharmaceutical marketing, sales, and operations experience
- Led commercialization of anti-estrogens/estradiol, breast cancer, and ovarian cancer drugs


Julia Amadio
Chief Product Officer

- 25+ years of women's health pharmaceutical experience
- Product development leader for J&J, Wyeth, Aventis, and others
- Worked on development of Prempro®, Premphase®, and Estalis®

TherapeuticsMD®

*For Her. For Life.*

7

8 TX - 004HR Vulvar and Vaginal Atrophy (VVA) Program

# Vulvar and Vaginal Atrophy (VVA)

- **Chronic** and **progressive** condition characterized by thinning of vaginal tissue from decreased estrogen levels
- Diagnosed in approximately 50% of postmenopausal women[1]
- Primary symptom = dyspareunia (painful intercourse)
- Secondary symptoms include: vaginal dryness, itching, irritation, bleeding with sexual activity, dysuria, urgency, frequency, recurrent UTIs, and incontinence
- Current treatments include: prescription creams, tablets, and rings in addition to over-the-counter lubricants



ACIDIC
ALKALINE



ACIDIC
ALKALINE

| | Healthy Vaginal Tissue | Atrophic Vaginal Tissue |
|---|---|---|
| Superficial cells: | >15% | <5% |
| Intermediate cells: | 80% | 60% |
| Parabasal cells: | < 5% | >30% |
| pH: | < 5 | > 5 |

1) Kingsberg, Sheryl A., et al. "Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE (REal Women's Views of Treatment Options for Menopausal Vaginal ChangEs) Survey." International Society for Sexual Medicine 2013, no. 10, 1790-1799.

TherapeuticsMD®
*For Her. For Life.*

9

# Current US VVA Market Overview



Not Seeking Treatment
50%
OTC Product Users
25%
Past HT Users
18%
Current HT Users
7%

**>$20B Branded Total US Market Opportunity[5]**

## 32M Women with VVA Symptoms[1,2]

***~50%, or ~16M seek treatment for VVA[4]***

- **Only 7%, or ~2.3M women**, are currently being treated today with Rx hormone therapy (HT)[3]
  - Long-term safety concerns[6]
  - Efficacy[6]
  - Messiness[6]
  - Need for applicator[6]
- **18%, or ~5.7M women**, are **past HT users** and were unsatisfied/unsuccessful with past treatments[4]
- **25%, or ~8M women,** are **users of OTC products*** such as lubricants that do not treat the underlying pathological cause of VVA nor halt or reverse symptoms[4]

***~50%, or ~16M women do not seek treatment for VVA[4]***

- Lack of awareness that VVA is a treatable condition
- Estrogen exposure concerns

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171.
3) IMS Health Plan Claims (April 2008-Mar 2011).
4) TherapeuticsMD "EMPOWER" Survey, 2016
5) Based on current FDA-approved market pricing
6) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey. *Clinical Medicine Insights: Reproductive Health* 2014:8 23-30 doi:10.4137/CMRH.S1449
* Not treated with an FDA approved Rx product. OTC products do not effectively treat the underlying pathological causes of VVA and therefore do not halt or reverse the progression of this condition.

TherapeuticsMD®
*For Her. For Life.*

10

# Current FDA-Approved VVA Products

| Products | Estrace Cream® | Premarin Cream® | Vagifem® | Estring® | Osphena® | Intrarosa® |
|---|---|---|---|---|---|---|
| |  |  |  | Estring | Osphena | INTRAROSA |
| | Allergan | Pfizer | novo nordisk | Pfizer | DUCHESNAY USA | ENDOCEUTICS amag |
| FDA Approval | 1984 | 1978 | 1999 | 1996 | 2013 | 2016 |
| TRx Dollars 2016[1] | $511,035,880 | $505,351,340 | $502,715,665[a] | $105,040,703 | $72,755,311 | Approved 11/2016 |
| Method of Admin | Vaginal Cream | Vaginal Cream | Vaginal Tablet | Ring | Oral Tablet | Vaginal Insert |
| Application | Reusable Vaginal Applicator | Reusable Vaginal Applicator | Vaginal Applicator | 90-day Ring | Oral Daily SERM | Vaginal Applicator |
| Active Ingredient | 100 mcg Estradiol | 625 mcg/g Conjugated Equine Estrogens | 10 mcg Estradiol | 2,000 mcg Estradiol | 60,000 mcg Ospemifene | 6,500 mcg Prasterone |
| Average Maintenance Dose | 100 mcg 2x/week | 312.5 mcg 2x/week | 10 mcg 2x/week | 7.5 mcg daily | 60,000 mcg daily | 6,500 mcg daily |
| Onset of Action* Dyspareunia | Approval Without Dyspareunia and Dryness Data | Week 4+ | Week 8 | Approval Without Dyspareunia and Dryness Data | Week 12 | Week 6 |
| Onset of Action* Dryness | | Not Demonstrated | | | Approval Without Dryness Data | Week 12 |

**Based on Product Prescribing Information**
**Not Head-to-Head Comparative Studies**

*Onset of Action = First efficacy observation

1. Symphony Health Solutions PHAST Data powered by IDV; Annual 2016
   a. 2016 Vagifem and Yuvafem (authorized generic of Vagifem)

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.accessdata.fda.gov/drugsatfda_docs/label/2013/203505s000lbl.pdf
Intrarosa [package label] http://www.accessdata.fda.gov/drugsatfda_docs/label/2016/208470s000lbl.pdf

All trademarks are the property of their respective owners

TherapeuticsMD®
*For Her. For Life.*

11

12 1) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 2) Total Rx/Patient Count 3) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 4) Symphony Health Solutions PHAST Data powered by IDV; Annual 2016 5) IMS SDI's Total Patient Tracker; Annual 2016 Compliance and Fills Per Year Drives Top - Line Revenue Current VVA Market Messiness 1 Reusable Applicator 1 Dose Preparation by User Required 3 Long - term Safety 1 Vaginal Creams: Efficacy 1 Applicator 1 Long - term Safety 1 Systemic Absorption 1 Reasons Women Stop Reasons Women Stop Average: 1.5 Fills Per Year 2 Average: 3.5 Fills Per Year 2 Vaginal Tablets: ▪ Higher average fills per year enable Vagifem/Yuvafem to generate equal revenue as Premarin and Estrace with significantly less patients on therapy Product TRx Dollars 4 Patient Count 5 Patient Share 5 Estrace $ 511,035,880 868,052 39% Premarin $505,351,340 750,185 34% Vagifem/Yuvafem $50 2, 715 , 665 433,187 20% Estrace Premarin Vagifem

13 TX - 004HR: Product Candidate Profile ▪ First vaginal estrogen (4 mcg and 10 mcg) with negligible systemic exposure ▪ Strong efficacy data on both dyspareunia and vaginal dryness with a 2 - week onset of action ▪ Small, digitally inserted, rapidly dissolving softgel capsule without the need for an applicator ▪ Fraction of the dose (4 mcg, 10 mcg and 25 mcg) of many existing products ( Premarin and Estrace ) ▪ No patient education required for dose preparation or applicators ▪ Mechanism of action and dosing that is familiar and comfortable ▪ Proposed dose packaging to optimize compliance and convenience ▪ Strong patent estate with patent expirations starting 2032 0.69 x 0.3 inch Starter Pack Maintenance Pack

Co-Primary and Key Secondary Efficacy Endpoints

	4 mcg	10 mcg	25 mcg
Superficial Cells	<0.0001	<0.0001	<0.0001
Parabasal Cells	<0.0001	<0.0001	<0.0001
Vaginal pH	<0.0001	<0.0001	<0.0001
Severity of Dyspareunia	0.0149	<0.0001	<0.0001
Severity of Vaginal Dryness	0.0014	<0.0001	<0.0001

MMRM P-value vs placebo LS = Least Squares

Arithmetic Mean Estradiol Serum Concentrations – Unadjusted


TX-004HR 4 mcg (N=18)
Placebo
4 mcg
Hours after capsule insertion Day 14


TX-004HR 10 mcg (N=19)
Placebo
10 mcg
Hours after capsule insertion Day 14


TX-004HR 25 mcg (N=18)
Placebo
25 mcg
Hours after capsule insertion Day 14

	AUC_{0-24} (pg.h/mL)	$C_{avg(0-24)}$ (pg/mL)
4 mcg	87.22 (42.77)	3.634 (1.78)
Placebo (pl)	104.16 (66.38)	4.34 (2.76)
P-value vs Pl	0.3829	0.3829

	AUC_{0-24} (pg.h/mL)	$C_{avg(0-24)}$ (pg/mL)
10 mcg	110.14 (54.57)	4.58 (2.27)
Placebo (Pl)	104.16 (66.38)	4.34 (2.76)
P-value vs Pl	0.7724	0.7724

	AUC_{0-24} (pg.h/mL)	$C_{avg(0-24)}$ (pg/mL)
25 mcg	171.56 (80.13)	7.14 (3.33)
Placebo (Pl)	104.16 (66.38)	4.34 (2.76)
P-value vs. Pl	0.0108	0.0108

15 TX - 004HR Complete Response Letter (CRL) Review ▪ May 5, 2017 - received a CRL with one approvability issue identified by the FDA ▪ Lack of long - term safety data beyond the 12 weeks studied in the Rejoice Trial ▪ June 14, 2017 – Type A Meeting with the directors of the Division of Bone, Reproductive, and Urologic Products and the Office of Drug Evaluation III ▪ TXMD Proposal: ▪ Resubmit NDA for TX - 004HR for 4 mcg and 10 mcg doses ▪ Commit to conduct a post - marketing study ▪ August 3, 2017 – FDA General Advice Letter ▪ FDA requested that TXMD submit additional endometrial safety information to the NDA for TX - 004HR, including the WHI Observational Study, to aid in its comprehensive review of the medical literature regarding the use of vaginal estrogen products and the risk of endometrial hyperplasia or cancer ▪ November 3, 2017 – Face - to - face meeting at FDA ▪ FDA agreed to the resubmission of the NDA for the 4 mcg and 10 mcg doses of TX - 004HR without the need for an additional pre - approval study ▪ The Company will commit to conduct a post - approval observational study

16 TX - 004HR CRL Resolution Pathway TX - 004HR Resubmission Pathway for Approval ▪ Resubmit amended NDA in the coming weeks ▪ Establish new target action date ▪ If Class 1 Resubmission, approval decision within 60 days of resubmission ▪ If Class 2 Resubmission, approval decision within 180 days of resubmission ▪ 1Q18/2Q18 approval (if successful)

17 Build a differentiated national care model for successful diagnosis, treatment, and management of symptoms of VVA caused by menopause Commercial Execution Elevate importance of VVA by demonstrating true impact of disease Differentiate TX - 004HR as new treatment option that redefines relief Drive Market Share Targeted Market Expansion Market Growth Through Compliance Focus on Three Main Fundamental Levers to Drive TX - 004HR Launch, If Approved

18 Map Legend: Current TXMD Sales Presence Highest Prescribing Physicians for VVA ▪ 40% overlap with current prenatal vitamins business ▪ Currently calling on VVA targets with disease awareness campaign ▪ Planned sales force of 100 in place prior to launch ▪ Partnership with inVentiv , leading contract sales organization ▪ Operational and analytic systems TXMD Sales Force Currently in OB/GYN Offices Foundation Already Built for a Strong Launch

19 HCP Stated Preference Share (Adjusted Percent of Prescriptions, n = 400 HCPs) 30.0% 34.0% 22.0% 27.0% 19.0% 15.0% 9.0% 10.0% 9.0% 6.0% 5.0% 8.0% 6.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Current Landscape Post-TX-004HR Launch Market Share (Stated) TX-004HR Premarin Cream Estrace Cream Vagifem Osphena Estring Other TXMD Positioning Study: Preference Share pre and post TX - 004HR launch N=400 ▪ Large share gains from 3 largest competitors ▪ Set attainable 3 - 5 year company launch goals HCPs Estimate Giving TX - 004HR 30% Market Share

# Efficacy, Safety, and Positive User Experience Redefines Relief

| | Perceived Shortcomings | TX-004HR Solution |
|---|---|---|
| **Efficacy** | ▪ 1 in 4 women achieve limited relief[1]<br>▪ Delayed onset of efficacy[1] | ▪ Early efficacy observed at week 2<br>▪ Efficacy for vaginal dryness |
| **Safety/ Side Effects** | ▪ Hormone exposure concerns[1]<br>▪ Messiness[1] | ▪ Negligible systemic exposure<br>▪ No messiness |
| **Convenience** | ▪ Products difficult to use[1]<br>▪ Inadequate instructions on use[1] | ▪ No applicator; any time of day use<br>▪ Simple dose pack; easy instructions |

**Patients Choose TX-004HR**

| Rejoice Trial Survey Results | 4 mcg (N=119) | 10 mcg (N=113) | 25 mcg (N=128) |
|---|---|---|---|
| **TX-004HR preferred over previously used VVA therapies** | **73.9%** | **67.3%** | **74.2%** |

1) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey. *Clinical Medicine Insights: Reproductive Health* 2014:8 23-30 doi:10.4137/CMRH.S14498
REJOICE Trial Results

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20

21 Prenatal Vitamins Market VVA Market ▪ Market Dynamics: ▪ No Drug Claims ▪ 9 month condition ▪ Market Dynamics: ▪ Clinical and physical product differentiation ▪ Chronic, progressive condition ▪ Industry Average Patient Compliance: ▪ 2.5 fills per pregnancy ▪ Industry Average Patient Compliance: ▪ Vaginal Creams: 1.5 fills per year ▪ Vaginal Tablets: 3.5 fills per year ▪ TXMD Compliance with National Care Model: ▪ 8 fills per pregnancy ▪ Potential Compliance with National Care Model: ▪ Greater than 4 fills per year Increasing Compliance Through National Care Model Represents TXMD Core Competency

22 Compliance and Fills Per Year Drives TX - 004HR Net Revenue at Year 5 of Launch $257,431 $336,640 $415,850 $495,059 $574,269 $653,478 $732,688 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 2 Fills Per Yr 3 Fills Per Yr 4 Fills Per Yr 5 Fills Per Yr 6 Fills Per Yr 7 Fills Per Yr 8 Fills Per Yr (000s) Year 5 Assumptions Total VVA Patients on HT 1 2,218,252 TX - 004HR Market Share 30% TX - 004HR Patients 665,000 WAC of Loading Dose $ 382.86 WAC of Maintenance Dose $ 170.16 Average Rebate per Rx 30% TX - 004HR Net Revenue Opportunity at Year 5 Zero market growth Parity pricing - Vagifem Zero price increases 1) IMS SDI's Total Patient Tracker; Annual 2016

23 Payers are Continuing to Provide Choice 80% of Payers Prefer 2+ Products MMIT Data January 2017

24 Favorable Payer Dynamics: Generic Risk Is Brand Specific ▪ Overall low cost category compared to other therapeutic areas ▪ Prior authorizations and step edits are not economically favorable for payers and do not currently exist ▪ Cost of a prior authorization runs between $80 - $140 per patient per year depending on payer Case Study: Yuvafem Authorized Generic Launch (Year 1) ▪ Yuvafem launch in October 2016 ▪ Yuvafem continues to take market share from only Vagifem ▪ Total Vagifem and Yuvafem TRx have declined 3.5% y/y and lost 20 bps of total VVA market share to other branded products ▪ No substitution or cannibalization of other branded products Symphony Health Solutions PHAST Data powered by IDV Vagifem and Yuvafem (authorized generic of Vagifem)

25 1,470,493 453,336 965,027 1,470,493 1,418,363 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 Oct 2015-Sept 2016 Oct 2016-Sept 2017 Vagifem Yuvafem Total Case Study: Yuvafem Authorized Generic Launch (Year 1) Vagifem and Yuvafem Total TRx - 3.5% y/y Symphony Health Solutions PHAST Data powered by IDV Vagifem and Yuvafem (authorized generic of Vagifem) VVA Market Share (%) Oct 2015 - Sept 2016 VVA Market Share (%) Oct 2016 - Sept 2017 Gains (Losses) Vagifem 29.2% 9.3% (19.9%) Yuvafem - 19.7% 19.7% Total 29.2% 29.0% (0.2%) Favorable Payer Dynamics: Generic Risk Is Brand Specific

26 TX - 001HR Combination Estrogen + Progesterone (E+P) Program

27 Menopause Overview 1) National Institutes of Health, National Institute on Aging, https://www.nia.nih.gov/health/publication/menopause, last acc ess ed November 3, 2015. 2) International Journal on Women’s Health, http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3897322/ Menopause represents the natural life - stage transition when women stop having periods as the production of Estrogen (E) and Progesterone (P) decreases ▪ Symptoms include vasomotor symptoms (hot flashes, night sweats), mood changes and vaginal dryness ▪ Prolonged lack of estrogen can affect the bones, cardiovascular system, and increases risks for osteoporosis Long history of Estrogen (E) and Progesterone (P) use ▪ Estrogen and progesterone have been used for over 50 years as treatment ▪ Estrogen to reduce symptoms and other long - term conditions ▪ Progesterone to prevent thickening of the uterine wall 2 – Increased risk for endometrial hyperplasia/endometrial cancer if estrogen unopposed 2 ▪ Average age of menopause 51 years 1 ▪ Women may spend, on average, more than one - third of their lives in a hypoestrogenic state May result in physical and emotional symptoms 1

# TX-001HR Product Development Rationale

- **2002 Women's Health Initiative (WHI) study showed that *synthetic* hormones increased the risk of breast cancer, stroke, heart attack and blood clots** (all FDA-approved combination hormonal products contain a synthetic Progestin and not a bio-identical Progesterone)
- **Post WHI, women and healthcare providers shifted to Bio-Identical Hormone Therapy (BHRT) containing bio-identical estradiol and bio-identical progesterone as an alternative despite being *unapproved* drugs that are *not covered by insurance***
  - 90M+ scripts of synthetic hormone therapy prescribed annually before 2002, declining to ~10M in 2015[1]
    - Today, patients have the choice between three treatment options:
      - FDA-approved, **synthetic** combination hormones
      - FDA-approved, **separate** bio-identical hormone products
      - Unapproved, **compounded** bio-identical hormones that have not been proven safe and effective, or covered by insurance
- **Compounding filled the need for BHRT**
  - 30M scripts (3M women) of Compounded Bio-identical Hormone Therapy (CBHRT) prescribed annually in the U.S. currently[2,3]
- **No FDA-approved BHRT combination product of estradiol + bio-identical progesterone**
- **TX-001HR would become the first and only FDA-approved bio-identical combination product to fill this unmet need**

1) Symphony Health Solutions PHAST Data powered by IDV; Annual 2015
2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM)
3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0-11.

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29 Medical Societies Discourage Prescribing of Compounded Bio - Identical Hormones 1) Committee on Gynecologic Practice and the American Society for Reproductive Medicine Practice Committee, Number 532, Augus t 2 012 (Reaffirmed 2014, Replaces No. 387, November 2007 and No. 322, November 2005). ▪ ACOG and ASRM Committee Opinion states compounded hormones may pose additional risks compared to FDA - approved products 1 ▪ Lack of efficacy and safety data ▪ Lack of Good Manufacturing Practices (GMP) ▪ Variable purity ▪ Variable content uniformity ▪ Variable potency (under/over dose) ▪ Lack of stability ▪ Unopposed E / Ineffective P leads to increased risk of endometrial hyperplasia / cancer

30 TX - 001HR – Potential Best in Class Therapy Prototype Maintenance Pack Bio - Identical  Single Dose Combination  VMS Efficacy Data  Endometrial Cancer Safety Data  FDA - Approved  1 Third - Party Reimbursement  2 ▪ Once - a - day single oral softgel capsule ▪ First and only combination of bio - identical estradiol and bio - identical progesterone product candidate ▪ Single combination dose option ▪ Positive Phase 3 Replenish Trial safety and efficacy results ▪ Potential FDA - approval with insurance coverage Dosing and Delivery Addresses Unmet Medical Need Potential first and only: 1) Bio - identical combination estradiol & progesterone 2) FDA - approved Benefits to women, healthcare providers, and pharmacies TX - 001HR (If Approved) 1) NDA to be submitted 2) Reimbursement anticipated if FDA - approved

31 Replenish Trial Co - Primary Endpoints Primary Efficacy Endpoints: Mean Change in Frequency and Severity of Hot Flashes Per Week Versus Placebo at Weeks 4 and 12, VMS - mITT Population Estradiol/Progesterone 1 mg/100 mg 0.5 mg/100 mg 0.5 mg/50 mg 0.25 mg/50 mg Placebo (n = 141) (n = 149) (n = 147) (n = 154) (n = 135) Frequency Week 4 P - value versus placebo <0.001 0.013 0.141 0.001 - Week 12 P - value versus placebo <0.001 <0.001 0.002 <0.001 - Severity Week 4 P - value versus placebo 0.031 0.005 0.401 0.1 - Week 12 P - value versus placebo <0.001 <0.001 0.018 0.096 - Primary Safety Endpoint: Incidence of Consensus Endometrial Hyperplasia or Malignancy up to 12 months, Endometrial Safety Population Ŧ Endometrial Hyperplasia 0% (0/280) 0% (0/303) 0% (0/306) 0% (0/274) 0% (0/92) MITT = Modified intent to treat Ŧ Per FDA, consensus hyperplasia refers to the concurrence of two of the three pathologists be accepted as the final diagnosis P - value < 0.05 meets FDA guidance and supports evidence of efficacy Primary Efficacy Analysis pre - specified with the FDA in the clinical protocol and Statistical Analysis Plan (SAP) • P - value < 0.05 meets FDA guidance and supports evidence of efficacy Replenish Trial Topline Data

32 TRx US: FDA - Approved Compounded Combination Bio - Identical E+P Separate Bio - Identical E & P Pills Combination Synthetic E+P 1 ~3.5 million 2 ~3 million 2 12 – 18 million TX - 001HR Potential Market $700M - $875M 3 $600M - $750M 3 $2.4B - $4.5B 3 TX - 001HR Total Substitutable Market Opportunity $3.7B – $6.1B 1) Includes the following drugs: Activella ®, FemHRT ® , Angeliq ®, Generic 17 b + Progestins , Prempro ®, Premphase ®, Duavee ®, Brisdelle ® 2) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 3) Assume WAC pricing between $200 - 250 All trademarks are the property of their respective owners. Multi - Billion Dollar Total Substitutable Market Opportunity TX - 001HR (if approved) If approved, TX - 001HR can provide a single pill solution for women and physicians who: 1) Demand an FDA - approved bio - identical combination hormone product 2) Do not trust compounded hormones

33 Understanding the Compounding Pharmacy Compounding Pharmacies % of Business (by Prescription Units) N = 3,000 - 3,500 Compounding Focused Pharmacies 1,2,3 (1) 2013 National Community Pharmacists Association Digest: Financial Benchmarks (Sponsored by Cardinal Health) (2) NCPA Community Pharmacy Compounding Survey (November 2012) (3) NPI Database: using taxonomy codes Non - Sterile Compounding 36% FDA Approved Products 47% Sterile Compounding 17% Collaborative Relationship Patient Physician Pharmacist

# Compounding Pharmacy Menopausal Treatment Paradigm

## Customization is adding therapy…not tweaking dosages

**Estradiol & Progesterone Claims**

**Base for all Patients**
- Controls VMS symptoms
- Promotes sleep & calming
- Progesterone to oppose Estradiol - safety

**Estrone, Estriol & DHEA Claims**
- Breast cancer reduction/prevention
- Decrease clotting
- Glucose maintenance
- Improves lipids profile

**Testosterone Claims**
- Libido
- Muscle tone
- Improves skin turgor
- Emotional well-being

**Thyroid (T3, T4) Claims**
- Weight gain
- Lack of Energy
- Depression
- Memory

**Supplements**
- Vitamin D3
- Melatonin (sleep)
- Omega-3

**TX-001HR Doses**
1 mg/100 mg
0.5 mg/100 mg
Covers >80% of Compounded E+P

**Continued Testing**
Blood, Saliva, Urine

TherapeuticsMD®
For Her. For Life.
34

35 1) SK&A Nationwide Physician Specialty Report – June 2015 Small Number of Physicians Account for Large Percentage of the Compounded BHRT Market Super Prescribers Normal Prescribers ~ 150,000 Total Eligible Physicians 1 (Includes OB/GYNs, PCPs, and Anti - Aging) 4,700 Regular Prescribers (3%) 55,000 Low Prescribers (37%) 85,000 Never Prescribe (57%) 5,000,000 (42%) 2,400,000 (20%) 4,600,000 (38%) 0 ~12M Annual Compounded Bio - Identical E+P Prescriptions Breakout by Volume 4,700 High Prescribers (3%) ~21/week ~10/week ~1.5/week

36 BIO - IGNITE TM BIO - IGNITE TM is an outreach program to quantify the number of compounded bio - identical estradiol and progesterone prescriptions currently dispensed by the 3,000 - 3,500 high - volume compounding pharmacies, and qualify their interests in distributing our hormone product candidates, if approved. Phase 1: Understand and identify the high volume pharmacies and prescribers that have developed a specialty focus around women’s menopausal health Phase 2: Work with these specialists to transition patients from unapproved compounded therapies to an FDA - approved treatment Compounding Pharmacy Partnership Strategy

37 BIO - IGNITE TM Progress and Results Partnerships with Large Pharmacy Network and Individual Pharmacies Pharmacy Network and Individual Pharmacy Partners # of Pharmacies >300 Pharmacies In Network Combination Bio - Identical E+P Scripts ~1,500,000 prescriptions annually All trademarks are the property of their respective owners. TXMD Outreach to Individual Pharmacies >400 Pharmacies with Prescription Data > 500,000 prescriptions annually

# Adverse Reimbursement and Regulatory Environments Continue to Erode Independent Pharmacy Margins



**November 2013:** *Congress enacts Drug Quality and Security Act (DQSA), which prohibits compounding of essential copies of an FDA-approved drug except in limited circumstances such as drug shortage*[1]

EXPRESS SCRIPTS®

OPTUM®

**June 3, 2014:** *ESI launches a "Compound Management Solution," creating a list of excluded ingredients that eliminated almost 95% of all compound claims*[2]

**July 2014:** *Optum initiates a comprehensive compound management program, including prior authorizations and step therapy for all compounded prescriptions*[3]



**December 1, 2019:** *USP-800 implementation will set new identification requirements for receipt, storage, mixing, preparing, compounding, dispensing, and administration of hazardous drugs*[4,5]

- Considered "prohibitively expensive" requiring major pharmacy upgrades and renovations to be compliant
- **Large fixed capital expenditure requirements, with some totaling >$150,000 per pharmacy to implement**

1)http://www.fda.gov/Drugs/DrugSafety/DrugIntegrityandSupplyChainSecurity/DrugSupplyChainSecurityAct/ucm376829.htm
2) http://www.iacprx.org/general/custom.asp?page=CCIns161314
3) http://www.optum.com.br/content/optum/en/optumrx/pharmacy-insights/restoring-trust-compound-medications.html
4) http://www.usp.org/compounding/general-chapter-hazardous-drugs-handling-healthcare
5) https://www.ascp.com/sites/default/files/Joint%20USP%20letter%202015%20FINAL.pdf

All trademarks are the property of their respective owners

TherapeuticsMD®
For Her. For Life.

38

39 Economic Incentives Provide Catalyst to Switch to TX - 001HR 1) Assume AWP - 18% Third - Party Reimbursement 2) Assume $250 WAC less 20% distribution discount 3) Includes additional labor, pharmacists, technicians, regulatory, and legal expenses 4) July 2018 Implementation; includes >$150,000 capital expenditure as well as new identification requirements for receipt, s tor age, mixing, preparing, compounding, dispensing, and administration of hazardous drugs Independent Pharmacy Net Income Per Script with TX - 001HR Compounded E+P Post USP - 800 TX - 001HR Launch 1Q19 Revenue Patient Co - Pay 50.00 50.00 Third - Party Reimbursement - 200.00 Total Net Revenue $ 50.00 $ 250.00 1 Costs of Good Sold 7.50 200.00 2 Gross Profit $ 42.50 $ 50.00 Gross margin 85.0% 20.0% Operating Expenses G&A 15.00 15.00 S&M 7.50 5.00 Additional Compounding Costs 3 15.00 - Cost of USP - 800 Requirements 4 10.00 - Total Operating Expenses $ 47.50 $ 20.00 Pre - Tax Profit $ (5.00) $ 30.00 Operating margin - 10.0% 12.0%

40 Innovation Regulatory Environment Commercial Opportunity ▪ Potential low - dose local estrogen therapy for VVA ▪ Potential first and only FDA - approved bio - identical combination of E+P ▪ Clinical validation of current treatment paradigm for menopausal symptoms ▪ Drug Quality and Security Act ▪ Loss of Third - Party Reimbursement ▪ USP - 800 – Hazardous Drugs ▪ 1.5 million annual compounded E+P prescriptions directly substitutable to TX - 001HR ▪ Improved pharmacy economics ▪ Maintain and grow patient and physician relationships PVPCN Distribution Agreement Rationale TXMD and PVPCN

41 Expect Robust Insurance Coverage For TX - 001HR, If Approved, In - Line with Product Class 4,315 Commercial Plans % Unrestricted Access of Commercial Plans Not Covered Estrace ® (Oral) 96% 1% Prempro ® 94% 5% CombiPatch ® 93% 4% Climara Pro® 92% 4% FemHRT ® 87% 6% Duavee ® 86% 5% Vivelle - Dot® 84% 5% Activella ® 83% 8% Prometrium ® 83% 6% Data Source MMIT August 17, 2016 – 4,300 commercial plans All trademarks are the property of their respective owners.

42 TXMD: Financial Snapshot Shares Outstanding 216.4M (as of Oct 30, 2017) Debt $0M Cash $148.3M (as of Sept 30, 2017) Listing Exchange

43 Worldwide Patent Filings * *Not all patent filings filed in all jurisdictions. Strong IP Portfolio with 158 Patent Applications, including 82 international filings, and 18 issued U.S. patents

44 Appendix

45 Women’s Health Initiative Observational Study ▪ First ever study to evaluate the long - term safety of women using only U.S. FDA - approved vaginal estrogen products ▪ 2,953 users of vaginal estrogen without progestin with an intact uterus ▪ Median duration of use of 2 - 3 years and median duration of follow - up of 7.2 years, representing over 21,000 patient years of data ▪ Risks of breast cancer, endometrial cancer, colorectal cancer, stroke, and pulmonary embolism/deep vein thrombosis were not statistically significant between vaginal estrogen users and nonusers ▪ 11 total cases of endometrial cancer

# TX-004HR vs. Vagifem®
# Phase 1 Single Dose PK Studies

**Key Findings**

- Tmax ~2 hours with TX-004HR and ~8 hours with Vagifem
- Systemic absorption of estradiol AUC (0-24 hours) is 2- to 3-fold lower with TX-004HR relative to Vagifem


Study 500 - 25 mcg
Mean plasma concentration (pg/mL)
40
30
20
10
0
6
12
18
24
Time after dosing (hrs)
n=36
Vagifem
TX-004HR


Study 499 - 10 mcg
Mean plasma concentration (pg/mL)
40
30
20
10
0
0
6
12
18
24
Time after dosing (hrs)
n=36
Vagifem
TX-004HR

Vagifem is a registered trademark of Novo Nordisk A/S Corp.
Pickar, et al. *Climacteric* 2016

TherapeuticsMD®
*For Her. For Life.*

46

47 ▪ Healthcare providers not comfortable with compounding will often prescribe two separate FDA - approved bio - identical products to treat menopausal symptoms 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 2) Assume WAC pricing between $200 - 250 All trademarks are the property of their respective owners. Product Use by Age AGES 41 - 50 AGES 51 - 60 AGES 61 - 70 AGES 71+ TRx Totals Progesterone * 528,325 1,326,618 1,060,666 678,775 3,594,384 1 Estradiol 2,677,210 5,494,846 2,826,636 1,083,726 12,082,418 1 ▪ This regimen carries significant risk of endometrial hyperplasia/cancer if the patient is non - compliant with regular progesterone use ▪ Side effects of progesterone including nausea and somnolence can lead to a patient not taking the progesterone ▪ Results in two separate co - pays for the patient ~3.5M Potential Prescriptions for TX - 001HR (if approved) Market Opportunity = $700M - 875M 2 FDA - Approved Separate Bio - Identical E & P Substitutable Market Opportunity *Menopausal use of progesterone directly substitutable to TX - 001HR

48 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 Includes the following drugs: Activella ®, FemHRT ® , Angeliq ®, Generic 17 b + Progestins , Prempro ®, Premphase ®, Duavee ®, Brisdelle ® 2) Assume WAC pricing between $200 - $250 All trademarks are the property of their respective owners. TX - 001HR (If Approved) FDA - Approved Combination Synthetic E+P Prescriptions by Age FDA - Approved Combination Synthetic E+P Substitutable Market Opportunity AGES 31 - 40 AGES 41 - 50 AGES 51 - 60 AGES 61 - 70 AGES 71+ Unknown Ages TRx Totals 52,575 372,968 1,712,852 759,634 151,821 68,672 3,118,522 1 ~3M Potential Prescriptions for TX - 001HR (if approved) Market Opportunity = $600M - 750M 2